UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-1710

T. Rowe Price New Era Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1: Report to Shareholders

New Era Fund	June 30, 2008

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The first half of 2008 provided more disappointment on the credit and inflation fronts for both the stock market and the economy, resulting in a decline of nearly 12% for the S&P 500 Stock Index. Although the slowing economy dampened demand somewhat, natural resources stocks generally benefited from rising commodity prices and significantly outperformed the broader market.

Your fund returned 15.06% for the six-month period ended June 30, 2008, far ahead of the overall market as represented by the S&P 500 Stock Index. With the exceptions of refining and marketing and forest products and paper, the industries we invest in had positive returns relative to the market. The New Era Fund lagged the Lipper index of similar funds due to the weakness in forest products and paper stocks and a lighter weighting than our competitors in exploration and production, the best-performing industry within energy. Many of the funds in the Lipper category are focused primarily on energy and do not share your fund’s diversified natural resources strategy.

HIGHLIGHTS

• Natural resources stocks posted strong gains during the first half of 2008 that outpaced the broader equity market.

• The New Era Fund outperformed the broader market by a wide margin, aided by the strong returns in energy.

• While no sector is immune in the current environment, the companies we invest in tend to have strong cash flows and balance sheets or generally very healthy end markets.

• Resource prices may fall from the current lofty levels, but they are likely to bounce back quickly once global economies begin to recover because the multiyear outlook for spare capacity remains grim.

ECONOMIC AND MARKET ENVIRONMENT

The mortgage crisis has created global problems for banks and other financial entities, rippling well beyond lowly subprime mortgages to reach virtually all other credits. The repercussions are even threatening the viability of Fannie Mae and Freddie Mac, our two major government-backed mortgage issuers. We lost one significant investment bank, Bear Stearns, and a very large mortgage bank, IndyMac Bancorp, and more small banks are in real danger. The Federal Reserve and Treasury Department reacted too slowly and timidly to stop the contagion in its tracks, lending liquidity rather than responding proactively and comprehensively as properly functioning institutions should in such a crisis. As journalist and Fed-watcher James Grant has pointed out, the Federal Reserve’s balance sheet composition has changed markedly, with a much larger percentage of riskier capital—Treasury securities now account for only 54% of capital versus 92% a year ago.

Inflation has accelerated as food and energy costs—once considered cyclical and therefore not relevant to the underlying rate of inflation—have risen on a sustained basis. We have only begun to see some calming effects of price-induced demand destruction and the slowing pace of global economic growth on commodity prices themselves. Oil prices increased more than 40% through the first half, and gold was up 11% to close the period at $925 per ounce. The dollar rallied a couple of times in the last three months as it seemed that the domestic financial strains were easing, but it finished back near its low. This, in turn, has encouraged investing in gold and oil as hedges against a declining currency. Domestic natural gas prices soared nearly 70% in the last six months. The price of corn climbed 60% due to government-subsidized ethanol demand and crop damage from the floods along the Mississippi River. Higher corn prices are now translating into further painful price increases on food staples from breakfast cereal to pasta. Even meat prices felt the impact of higher costs for feed grain, and meat will continue to become more expensive as the year progresses. Other crop prices rose as farmers chose to plant corn, thus limiting acres devoted to other food staples. Domestic steel prices more than doubled after steel centers with low inventories were caught short when dramatic increases in coking coal and iron ore forced world steel prices to a significant premium.

The undermining of our banking system through poor risk management and excessive debt leverage has had wide ramifications globally on everyone and everything from homeowners to speculators, from commercial and investment banks to mortgage underwriters and insurers, from global stock markets to emerging economies. The value of everything on individual and institutional balance sheets, from homes to credit instruments, can only be appraised at the price of the last sale. As speculators and strained homeowners sell homes in desperation and investment banks sell instruments to raise cash to meet liquidity needs, the price of these “last trades” continues to fall. This means a spiraling down of values as everything is marked-to-market. The balance sheets of financial institutions and the consumer weaken, reducing the ability to both lend and borrow. In this weakened position, the consumer provides less stimulus to the economy. Likewise, companies that need loans to grow are hamstrung by the limited availability of credit.

These problems all stemmed, in a way, from the long period of very low interest rates set by the Federal Reserve. This cheap credit led directly to housing speculation, aggravated by dubious lending practices by some mortgage brokers. It also led investors to take on greater risk to stretch for just a bit more yield. Being the creative souls they are, investment bankers came up with special higher-yielding instruments made up of mortgage mixtures that did not provide the promised diversification. All mortgages—not simply low-end subprime mortgages—suffered as the crisis developed, and they all went down in the same ship, the housing market. The banks then played “hot potato” by selling these instruments to one another and to investors worldwide, until (using appropriately mixed metaphors), the music stopped and they all found that their chairs had only two or three legs, where there once were four. Some of the owners of these instruments collapsed, while others have weakened and need to be rebuilt by raising capital. This, in turn, dilutes the holdings of the original investors who own these institutions or investment pools.

STRATEGY AND PORTFOLIO REVIEW

So now you ask, what does this have to do with your fund, which invests in these red-hot commodity producers? Basically, two things—unfortunately, when the entire stock market weakens, no single sector is completely immune for long as investors sell their winners to buy stocks that seem to have declined to what appear to be cheap valuations. Secondly, hot commodities cannot stay hot in a cooling global economy that can no longer afford them.

However, the companies we invest in tend to have strong cash flows and balance sheets or very healthy customers. The producers have reserves that are not simply figments of accounting chicanery and have significant barriers to entry since these resources cannot simply be found or developed overnight and have become more valuable as the marginal costs to add new capacity have risen. The oil service companies serve a vigorous energy-producing industry, while iron ore and coking coal companies provide the raw materials to a very strong global steel industry. However, the entire chain is not healthy as, for example, the customers of the steel industry—auto manufacturers and the like—are not in good financial shape, and eventually their problems may cause demand for steel to weaken. As previously mentioned, we have yet to see much of an impact carried over from the financial world to the commodity world. While there may be a decline in resource prices from the current lofty levels, they will bounce back quickly once global economies begin to recover because the outlook for spare capacity remains grim, even with a couple of years of below-average demand growth.

High energy prices have been the subject of virtually every newscast this year, usually involving politicians blaming the speculators, the oil companies, war in the Middle East—anything so long as it draws attention away from the failings of numerous administrations and Congresses that have failed to underwrite the expensive medicine necessary to help solve our energy issues. We have let our dependency on foreign and unstable sources of energy rise significantly, and we are now paying the price as we compete with emerging economies for this precious resource. If the per-capita oil consumption of the coastal third of China’s population rose to that of South Korea, we would need the additional capacity of two Saudi Arabias or about 20% more than our current global capacity. Most of the fundamental rise in the oil price in dollar terms this year was simply a continuation of the lag in capacity growth and the acceleration in emerging market demand. But it also reflected oil’s ability to hold its value against a weakening dollar—the increase was less severe in Europe and Japan. We saw an improvement in flows from Iraq, but they were more than offset by declines in Mexico, Russia, and Nigeria, where supply disruptions have become more severe and attacks more brazen. Some countries with the ability to grow production either will not—for example, social programs in Venezuela consume the necessary capital—or need not since the rising price offsets declining volumes.

The giant Kashagan offshore field in the Caspian Sea has been delayed further, but a potentially tremendous new—though expensive to develop—deepwater discovery has been made off the coast of Brazil. The most exciting element is that the vast reserve was discovered in a heretofore unexpected layer beneath a deep, vast salt sheath. The “peak oil” theorists, who believe that we inevitably will see a sharp drop in production, never accounted for this type of deposit in the ultimately recoverable reserves, a critical part of the peak oil equation. While this is encouraging, I would advise against going out and purchasing a deeply discounted SUV as it will take years for this oil to come on production in any significant volume and the oil may only replace declines elsewhere. However, your fund participated in this discovery through investments in BG Group, Petrobras, and Hess. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

A research trip to examine the outlook for global liquefied natural gas (LNG) markets through Australia and Japan brought home the conclusion that the market for natural gas would become increasingly linked on a global basis and the price increasingly pegged to crude oil, rather than at the historical discount. The first conclusion led us to believe that domestic gas was distinctly underpriced, as the last six months has shown, and that there were good opportunities in the service companies providing specialized services to the domestic gas industry. Specifically, that led to our purchase of Trican Well Service and BJ Services, both specializing in pressure pumping services to improve productivity of natural gas wells. We also learned of the cost escalation and delays in LNG projects in Australia, which has resulted in a more bullish long-term outlook for gas prices relative to oil. Indirectly, this increased our confidence in ExxonMobil, Royal Dutch Shell, and Total, which have large new LNG volumes coming into production over the next two years.

A number of global forces have dramatically tightened the thermal and coking coal markets. A series of storms flooded mines in Australia, and export ports are clogged with traffic. South Africa had power problems and other issues with coal production for export. China experienced problems over the winter in procuring and moving coal to power stations, and the stockpiles remain on the low side. India is also entering the seaborne thermal coal trade as the country builds out a fleet of coal-fired power stations. Some exporters, like Indonesia, are talking about limiting exports to keep adequate reserves for domestic use longer term. This caused the domestic spot price to more than double during the first half. In addition, coking coal, used for making steel, also suffered the same supply problems while steel demand remained strong. Coking coal prices tripled. We have significant exposure to thermal coal with the big three coal companies Arch Coal, Peabody Energy, and Consol Energy. But also carry additional indirect exposure with Penn Virginia (an owner of coal royalties); Burlington Northern (a Powder River Basin coal hauler); and two equipment manufacturers for the industry, Bucyrus International and Joy Global. We also are exposed to coking and thermal coal through diversified miners Xstrata and BHP Billiton.

The other major element for steelmaking, iron ore, has also doubled in price, and our holdings in BHP and Companhia Vale do Rio Doce (now known as Vale) have significant exposure to that market as well. We eliminated Rio Tinto to take advantage of the stock’s appreciation after BHP’s bid for that company. We used the proceeds to purchase BHP, which gave us more earnings-leveraged exposure and allowed us continued ownership of the potentially combined entity. Ultimately, the acquisition will take a year to complete, assuming that all of the regulatory hurdles are satisfied.

Our desire to increase exposure to coking coal and iron ore led us to purchase Cleveland-Cliffs, a major domestic producer of both raw materials for steelmaking. After the stunning rise in the value of our position in Mechel, a Russian steel producer that also operates coal and iron ore mines, we decided to eliminate the position based on valuation and some concerns about the emerging markets in general. Recently, the Russian government started legal proceeding against Mechel and the stock plummeted, illustrating the risks involved in emerging market investing. Our new position in National Oilwell Varco, a significant producer of oilfield equipment and provider of services, was the result of the company acquiring another fund holding, Grant Prideco. W-H Energy Services, a drilling and completion company, was purchased by another of our portfolio holdings, Smith International, a larger oil service company seeking to broaden its product offerings.

We participated in an equity offering of St. Joe, a Florida land developer. The offering was designed to remove St. Joe’s debt obligations, which were a concern given the slowdown in that market. With the debt burden removed, the stock price rose sharply. We eliminated our entire position because we think that any recovery would take much longer than anticipated. We also participated in an offering of McMoRan Exploration, a well-positioned Gulf of Mexico producer and explorer, and later converted our holding into a high-yielding preferred issue at no premium. We then sold the entire position after the stock more than doubled and the convert followed suit due to excitement over a high-risk, high-potential drilling prospect. We eliminated our position in Smurfit-Stone Container, a boxboard manufacturer, but regrettably increased our exposure to International Paper, a diversified white paper and boxboard producer. The forest products and paper sector has performed poorly for some time due to rising energy costs, which the industry seems unwilling or unable to pass through, unlike other commodity industries like steel.

After coal, the exploration and production industry was the next best performer with strong contributions from our holdings in Canadian Natural Resources, a developer of oil from tar sands in Canada; Encore Acquisition, a small acquirer and exploiter of domestic oil and natural gas properties; EOG Resources, a largely domestic developer of natural gas properties at the forefront of the new shale gas technologies; and Devon Energy, a global independent producer. Unfortunately, we did not own enough of this sector. The third best-performing sector was agriculture, where we purchased Intrepid Potash, a domestic potash producer, which, in conjunction with our holding in Potash Corporation of Saskatchewan, contributed handsomely to our performance in the six-month period.

Fortunately, we only had a relatively small position—in Sunoco and Valero—in the worst-performing industry in our wheelhouse, refining and marketing. Our purchase of Chicago Bridge & Iron, a tank and LNG facility construction company, turned out to be ill-timed as cost overruns cut into profits in an industry with an otherwise great long-term outlook.

OUTLOOK

A resurgence in the resource commodity sector is likely once developed economies recover and the emerging markets reassert themselves. The timing of such a recovery depends on the effectiveness of measures taken to restore the financial system in the United States and have it function normally again. With the economy in the doldrums, the demand for energy and other materials has declined in many, though not all, cases. Until consumers and industrial customers recover from the energy price shock and food inflation, this demand weakness will allow excess capacity to develop, although any surplus would be impermanent. The key thing to remember is that capacity growth (which is pretty identifiable and limited due to a multiyear development time frame) is insufficient to meet normal long-term demand and thus rising prices must ration demand over time. Consequently, when the financial system and consumer recover, tightness for most resource commodities will reemerge.

The critical issue then becomes the growth engine for resource commodities—the emerging markets. Resource-rich countries like Brazil, Russia, and those of the Middle East will continue to demonstrate demand growth through this period. India remains a small and growing factor in resource import markets, but with price deregulation and a somewhat weaker economy, India’s impact will likely be delayed until emerging market financing becomes vibrant again.

The most important factor will continue to be China. Leadership there has made efforts to slow the economy, but a terrible winter, a major earthquake, and food inflation will force some short-term shift in priorities. While cash reserves remain abundant, the trade balance is shrinking as Chinese goods lose their low-cost position, in part due to the impact of energy prices on transportation. A weak U.S. consumer also does not help. After the Olympics, the Chinese government is likely to concentrate inward to rebuild and repair infrastructure and to stimulate the farm economy. Gasoline demand, while only a small part of overall oil consumption currently, will likely grow more slowly, as specific measures by the government have been designed to lessen the growing burden of oil imports. Energy demand, in general, will slow as noncompetitive energy-intensive export industries like steel and aluminum will be discouraged from operating full tilt in order to curb the country’s overall demand for oil. At the same time, this will rein in these exports, which would otherwise have a dampening effect on those global markets. Growth in employment and the adequacy of reasonably priced food will be the priority with more stringent controls over fixed investment and real estate development. China will remain a global growth engine for resource commodities—the country’s leadership has no choice. But a slowdown or hiatus may prove a short-term setback for commodity prices.

In summary, we remain convinced that resource commodities are an attractive long-term investment arena. However, the U.S. financial problems, a weakened consumer, and a moderation in strong Chinese growth may mean a period of softer pricing and headwinds for our investment segment. We continue to actively seek investments that can perform well in this environment through their own fundamental strategies.

Respectfully submitted,

Charles M. Ober
President and chairman of the Investment Advisory Committee

July 22, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE						
Beginning of period	$ 61.16	$ 46.00	$ 41.10	$ 33.68	$ 27.22	$ 20.63
Investment activities						
Net investment income	0.26	0.57	0.57	0.39	0.24	0.25
Net realized and unrealized gain	8.95	17.97	6.45	9.72	7.91	6.59
Total from investment activities	9.21	18.54	7.02	10.11	8.15	6.84
Distributions						
Net investment income	–	(0.54)	(0.57)	(0.37)	(0.23)	(0.25)
Net realized gain	–	(2.84)	(1.55)	(2.32)	(1.46)	–
Total distributions	–	(3.38)	(2.12)	(2.69)	(1.69)	(0.25)
NET ASSET VALUE						
End of period	$ 70.37	$ 61.16	$ 46.00	$ 41.10	$ 33.68	$ 27.22

Ratios/Supplemental Data

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
Total return^	15.06%	40.69%	17.00%	29.88%	30.09%	33.20%
Ratio of total expenses to average net assets	0.64%+	0.64%	0.66%	0.68%	0.69%	0.72%
Ratio of net investment income to average net assets	0.84%+	1.03%	1.26%	1.02%	0.87%	1.13%
Portfolio turnover rate	15.3%+	17.5%	15.6%	35.7%	19.2%	17.7%
Net assets, end of period (in millions)	$ 8,376	$ 6,921	$ 4,438	$ 3,764	$ 2,148	$ 1,332

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 95.3%		
NATURAL RESOURCE RELATED 95.3%		
Agriculture 4.0%		
Deere	1,062,600	76,645
Intrepid Potash (1)	336,100	22,109
Potash Corporation of Saskatchewan	1,049,856	239,966
		338,720
Building & Real Estate 1.0%		
AMB Property, REIT	405,600	20,434
Boston Properties, REIT	214,000	19,307
Camden Property Trust, REIT	262,800	11,631
Duke Realty, REIT	366,900	8,237
ProLogis, REIT	275,944	14,998
Simon Property Group, REIT	92,800	8,342
		82,949
Chemicals 2.1%		
Air Liquide (EUR)	209,485	27,618
Air Products and Chemicals	237,400	23,469
Albermarle	625,800	24,976
Dow Chemical	861,200	30,065
Praxair	470,300	44,321
TETRA Technologies (1)	979,000	23,212
		173,661
Coal 8.1%		
Arch Coal	3,645,004	273,485
CONSOL Energy	2,039,700	229,201
Peabody Energy	1,948,702	171,583
		674,269
Diversified Metals 4.6%		
BHP Billiton (AUD)	3,783,242	161,135
Companhia Vale Do Rio Doce, ADR	3,841,900	137,617
Nucor	358,400	26,761

Integrated Petroleum-Domestic 4.6%		
ConocoPhillips	1,844,158	174,070
Murphy Oil	2,141,646	209,988
		384,058
Integrated Petroleum-International 12.2%		
BP, ADR	1,589,773	110,601
Chevron	527,632	52,304
Eni S.p.A, ADR	977,274	72,543
ExxonMobil	2,194,318	193,385
LUKOIL, ADR	527,095	52,841
Petroleo Brasileiro, ADR	1,380,868	80,021
Royal Dutch Shell, Class A, ADR	2,143,306	175,130
StatoilHydro (NOK)	3,785,199	141,316
Total, ADR	1,689,700	144,081
		1,022,222
Miscellaneous Energy 4.5%		
Duke Energy	1,463,500	25,436
Dynegy, Class A (1)	12,816,838	109,584
Edison International	339,272	17,432
Exelon	394,300	35,471
Iberdrola Renovables (EUR) (1)	4,036,469	31,160
NRG Energy (1)	2,022,728	86,775
Reliant Energy (1)	3,525,600	74,989
		380,847
Non-Ferrous Metals 2.2%		
Freeport-McMoRan Copper & Gold	549,093	64,348
Xstrata (GBP)	1,496,248	118,914
		183,262
Oil & Gas Drilling 6.4%		
Diamond Offshore Drilling	1,548,936	215,519
Nabors Industries (1)	1,033,952	50,902

Noble Drilling	2,041,444	132,612
Transocean (1)	872,525	132,964
		531,997
Oil & Gas Equipment & Services 19.6%		
Baker Hughes	1,526,859	133,356
BJ Services	3,805,460	121,546
Cameron International (1)	5,351,352	296,197
Electromagnetic Geoservices ASA (NOK) (1)	1,667,500	12,635
FMC Technologies (1)	1,133,468	87,198
Halliburton	772,300	40,986
McDermott International (1)	1,255,400	77,697
National Oilwell Varco (1)	689,934	61,211
Saipem (EUR)	717,415	33,606
Schlumberger	2,662,972	286,083
Smith International	2,578,566	214,382
Technip (EUR)	933,107	85,792
Tenaris, ADR	373,185	27,802
TMK OAO, GDR	294,215	11,562
Trican Well Service (CAD)	2,433,400	60,495
W-H Energy Services (1)	935,293	89,545
		1,640,093
Petroleum Exploration & Production 10.7%		
Anadarko Petroleum	714,222	53,452
BG Group (GBP)	3,010,331	78,417
Bill Barrett (1)	558,565	33,184
Canadian Natural Resources	2,364,996	237,091
Compton Petroleum (1)	3,147,800	40,009
Devon Energy	1,183,659	142,229
Encore Acquisition (1)	1,149,100	86,401
EOG Resources	1,003,966	131,720
Newfield Exploration (1)	524,100	34,198
Nexen	558,792	22,212

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/08
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $3,410)	$ 52,830
Securities lending	362
Total income	53,192
Expenses	
Investment management	19,860
Shareholder servicing	2,460
Prospectus and shareholder reports	189
Custody and accounting	243
Registration	75
Legal and audit	14
Directors	20
Miscellaneous	108
Total expenses	22,969
Expenses paid indirectly	(7)
Net expenses	22,962
Net investment income	30,230
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	217,113
Foreign currency transactions	355
Net realized gain	217,468
Change in net unrealized gain (loss)	
Securities	816,265
Other assets and liabilities denominated in foreign currencies	(6)
Change in net unrealized gain	816,259
Net realized and unrealized gain	1,033,727
INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,063,957

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $25,000 for the six months ended June 30, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2008, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $967,758,000 and $527,560,000, respectively, for the six months ended June 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2008.

At June 30, 2008, the cost of investments for federal income tax purposes was $4,288,968,000. Net unrealized gain aggregated $4,105,861,000 at period-end, of which $4,216,534,000 related to appreciated investments and $110,673,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2008, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2008, expenses incurred pursuant to these service agreements were $52,000 for Price Associates, $1,505,000 for T. Rowe Price Services, Inc., and $209,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 573,241 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2008